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                                                                    Exhibit 23.3

                             Accountants' Consent



Board of Directors
Regions Financial Corporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG PEAT MARWICK LLP
Atlanta, Georgia
February 8, 1995